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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 29, 1998 included in Caraustar Industries, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in or made a part of this Registration Statement.


/s/ Arthur Andersen LLP


Atlanta, Georgia
September 28, 1998